                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):      December 28, 2005

                              COVANSYS CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                    MICHIGAN
                 (State or Other Jurisdiction of Incorporation)


        0-22141                                        38-2606945
(Commission File Number)                 (I.R.S. Employee Identification Number)

       32605 WEST TWELVE MILE ROAD, SUITE 250, FARMINGTON HILLS, MI 48334
               (Address of Principal Executive Office) (Zip Code)

                                 (248) 488-2088
              (Registrant's Telephone Number, Including Area Code)

                                      None

          (Former Name and Former Address, if Change Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a.12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 28, 2005 Covansys Corporation ("Covansys") entered into a new Credit Agreement up to $75 million that provides for loans and facility letters of credit. The Credit Agreement expires December 28, 2010. The Credit Agreement with prior consent of the Agent may be increased to an aggregate commitment of $100,000,000. Borrowings under the Credit Agreement will be available at variable rates in accordance with the Credit Agreement.

The Credit Agreement dated December 28, 2005 is filed as Exhibit.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

EXHIBIT NUMBER                       EXHIBIT DESCRIPTION
-----------------   ----------------------------------------------------------
10.1                Credit Agreement dated December 28, 2005

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                                                 Covansys Corporation

Dated: January 4, 2006

                                                 By: /s/ James S. Trouba
                                                 Executive Vice President, Chief
                                                 Financial Officer

                                  Exhibit Index

EXHIBIT NUMBER                       EXHIBIT DESCRIPTION
-----------------   ------------------------------------------------------------
10.1                Credit Agreement dated December 28, 2005